Exhibit 99.1

GETT - Category Leading,

Corporate Ground Transportation Management Platform

to List on NASDAQ Through Merger with Rosecliff Acquisition Corp.

●	Gett is a technology platform focused on corporate Ground Transportation Management (GTM), a market worth more than $100 billion globally.[i]

●	Gett is the GTM category leader, serving over a quarter of the Fortune 500 companies.ii

●	Gett’s cloud-based software aggregates transportation providers, including corporate fleets, ride-hailing services, taxis, and limousines, into one single platform, helping businesses manage all of their ground transportation spend, reducing their transportation expenses by 25% on average and up to 49%.

●	Partnership with Rosecliff will accelerate growth, further cementing its leadership position as a global GTM platform.

●	The transaction reflects a Gett pro forma enterprise value of $1 billion.

●	The business combination provides up to $253 million in proceeds from Rosecliff’s trust account, with an additional $30 million fully committed common equity PIPE (at $10.00 per share) from Rosecliff’s sponsors and existing Gett shareholders.

New York, NY, and London, UK – November 10, 2021 – Rosecliff Acquisition Corp I (NASDAQ: RCLF) (“Rosecliff”), a special purpose acquisition company, and GT Gettaxi Limited (“Gett”), the category-leading corporate Ground Transportation Management (GTM) platform, today announced that they have entered into a definitive business combination agreement. Upon closing of the business combination, the newly combined company (the “Company”) will operate as Gett and trade on the Nasdaq under the symbol “GETT.”

Corporate ground transportation spend exceeds $100 billion globally and remains extremely fragmented across tens of thousands of vendors. With no single platform to organize all providers and manage the entire spend, we estimate more than $25 billion of corporate ground transportation spend is misallocated due to inefficiencies.

Gett is a technology platform focused on solving these challenges and focused on two things: 1) aggregating different vendors on a single platform; and 2) managing corporate spend on ground transportation. Gett’s platform is designed to deliver the best pricing and fastest pickups for corporate clients and Gett believes that, as a result of the aggregation of fragmented vendors, its B2B marketplace is greater than the sum of its parts. As the current GTM category leader, Gett serves more than a quarter of current Fortune 500 companies.

Founded in 2010, Gett leverages its deep expertise across both consumer and corporate domains. Since 2017, the Company has focused principally on B2B, creating an entirely new B2B ground transportation marketplace organizing all vendors in a single platform and providing a cloud-based spend management software. Gett’s marketplace aggregates and organizes thousands of independent ground transportation providers, including corporate fleets, ride hailing services, taxis, and limousines. Gett estimates that its spend management software helps businesses save 25% on average and up to 49% of their ground transportation spend.

[i]	Source: Company data, third party consultant, Euromonitor International Ltd. (Travel 2021 Edition, numbers extracted in September 2021), Market Research

ii	Based on 2020 Fortune 500 companies that had more than 1 ride in 2020.

For corporate users, Gett helps optimize the entire employee experience from booking and riding to invoicing and analytics, as well as improving controls and compliance. Gett is designed to integrate with a business’s back office, making it easier to reconcile with expense management and accounting software. For ground transportation service providers, Gett drives attractive B2B customer demand, generating extra revenues primarily driven by an average order value that is twice as high compared to B2C.

“Gett offers us a rich array of user-friendly, time-saving tools that have enabled Tate to streamline processes, reveal hidden costs, and reduce indirect expenses. With all our ground transportation on one platform, colleagues can choose options based on speed, cost, or comfort, while the procurement team can view detailed reporting, monitor our carbon footprint, and reduce red tape with a single monthly invoice,” says Declan McAlister, Head of Procurement at Tate Galleries in London. “We chose Gett in large part because of our confidence in their ability to rapidly develop and deploy new solutions. Today we have visibility where we need it, control where we want it and as the product is continuously improving, which allows us to improve with it.”

Rosecliff’s partnership brings together accomplished investors, proven entrepreneurs in the corporate sector, and financial industry experts who have chosen Gett for its sizable addressable market, category-leading position, high profitability metrics, high growth and seasoned management team, with aspirations to become the standard in corporate ground transportation.

The Company’s management team will leverage Rosecliff management’s substantial domain expertise in the United States, decades of successful transaction execution, and valuable strategic counsel. Upon completing the proposed business combination, Gett will be equipped with the necessary resources to further expand in building the global grid of ground transportation.

Michael Murphy, Founder and CEO of Rosecliff, stated, “Upon the creation and initial listing of Rosecliff, we sought to partner with a high growth, scalable software company operating in a large, unpenetrated market, in an early cycle of disruption. Following a period of admirable hard work from our entire team, we have achieved this milestone with Gett. Dave and his management team have done a remarkable job transitioning from a traditional ride-hailer to become a leading global corporate GTM platform. With our added expertise with high-growth companies and vast corporate network in the United States to create rapid inroads to new customer opportunities, we believe that we can accelerate Gett’s growth to significantly increase value for all shareholders.

We left material upside in multiples against a mostly peripheral peer group of B2B marketplaces and transactional software companies.

Dave Waiser, Founder & CEO of Gett, stated, “At Gett, we are inspired to become the industry standard in corporate ground transportation spend management. Our team is building a global grid of ground transportation, embracing the entire world, connecting the dots, similar to telephonic and internet grids.

With an increasing shortage of drivers due to a Covid-induced market shock, it has become more difficult in some markets4to predictably and repeatedly find a car with any single provider, especially on-demand. Corporations and their employees are looking for a more modern and highly reliable service to manage the broadest array of vendors to optimize their ground transportation for faster pickups and better price.

Our platform operates as a marketplace that benefits key stakeholders: corporate clients, who receive a modernized and streamlined expense management workflow, faster pickup times, broader geographical coverage and increased cost efficiencies, and partner vendors, who are generating extra revenues using our automated solution across all geographies.

Transaction Summary

Upon completion of the business combination, Gett will become a publicly traded entity under the name “Gett Inc.” and trade under the ticker symbol “GETT.” The transaction reflects an implied pro forma enterprise value at closing of $1 billion. The transaction will provide up to $253 million in gross proceeds from Rosecliff’s trust account, with an additional $30 million in gross proceeds from a fully committed common equity PIPE from Rosecliff’s sponsors and existing Gett shareholders.

The transaction, which has been unanimously approved by the Boards of Directors of both Gett and Rosecliff, is expected to close in the first half of 2022, subject to approval by Rosecliff’s and

Gett’s respective stockholders and the satisfaction or waiver of other customary closing conditions, including applicable regulatory approvals.

Advisors

Jefferies is acting as financial and capital markets advisor to Gett.

Davis Polk & Wardwell LLP and DLA Piper are acting as legal counsel to Gett.

BTIG, LLC and Piper Sandler are acting as financial advisors and capital markets advisors to Rosecliff.

Latham & Watkins LLP is acting as legal counsel to Rosecliff.

In addition, Pareto Securities AB, SberCIB, and ITI Group Ltd. are acting as capital market advisors on the transaction.

Investor Webcast Information

The webcast will be available here, as well as on Rosecliff’s website at www.rosecliffspac.com and Gett’s website at www.gett.com/investor/ where you can also find the detailed investor presentation and press release.

In addition, Rosecliff will file the investor presentation with the SEC as an exhibit to a Current Report on Form 8-K prior to the call, which will be available on the SEC’s website at www.sec.gov.

About Rosecliff Acquisition Corp. I

Rosecliff Acquisition Corp I is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses or entities. For more information, please visit www.rosecliffspac.com.

Rosecliff Venture Management, LLC is an investment management firm with over $1 billion of AUM and over 100+ technology companies. They have deep experience working with and supporting the growth of the companies within their portfolio.

Rosecliff’s management team is a mix of entrepreneurs, managers, investors, and financial industry professionals with a raft of experience, relationships, and access to C-level decisionmakers across a range of Fortune 500 companies. In partnership with Gett, they will provide access to a network of relationships across corporate America. The partnership with Gett will also see the Company benefit from Rosecliff’s core strengths, which involve taking creative B2B ideas and scaling them across US corporates to boost B2B sales.

About Gett

Gett is a technology platform focused on solving corporate Ground Transportation Management (GTM) challenges, where spending is estimated to exceed $100 billion globally. For more information, please visit www.gett.com/why/.

Gett is the GTM category leader, serving over a quarter of the Fortune 500 companies.

Gett’s cloud-based software offers the choice of more than 1,700 transportation providers, including corporate fleets, ride-hailing services, taxis, and limousines, on one single platform, forming a truly global transportation grid. The technology helps save businesses time and money by centrally managing all of their ground transportation spending and optimizes the entire employee experience from booking and riding to invoicing and analytics.

Building a ground transportation grid available to customers worldwide, similar to telephonic and internet grids, Gett aspires to become the industry standard in corporate ground transportation.

Founded in 2010 and headquartered in London, Gett employs over 800 employees globally.

Forward-Looking Statements Legend

This document contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the proposed business combination involving Gett and Rosecliff. All statements, other than historical facts, including statements regarding the anticipated timing of commencement of trading of the new parent company of the combined group, Gettaxi ListCo (“Pubco”), on the Nasdaq Capital Market (“Nasdaq”); the anticipated benefits of the proposed business combination, including future financial and operating results; the tax consequences of the proposed business combination, and Pubco’s plans, objectives, expectations and intentions; the anticipated timing and structure of the proposed business combination; the ability of the parties to complete the proposed business combination considering the various closing conditions; the services offered by Gett and the markets in which it operates; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “predict,” “potential,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negatives of these terms or similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected or implied results. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Rosecliff and its management, and Gett and its management, as the case may be, are inherently uncertain. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed business combination, including, but not limited to, the receipt of the requisite approvals of Rosecliff’s stockholders and Gett’s shareholders, respectively, the satisfaction of the minimum cash condition following redemptions by Rosecliff’s public shareholders, and the receipt of any applicable governmental and regulatory approvals, (iii) the lack of a third party valuation in determining whether or not to pursue the proposed business combination, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (v) the effect of the announcement or pendency of the proposed business combination on Gett’s business relationships, financial performance, and business generally, (vi) risks that the proposed business combination disrupts current plans of Gett and potential difficulties in Gett employee retention as a result of the proposed business combination, (vii) the outcome of any legal proceedings that may be instituted against Rosecliff or Gett related to the business combination agreement or the proposed business combination, (viii) the ability to maintain the listing of Rosecliff’s securities, or obtain listing of Pubco’s securities, on Nasdaq, (ix) volatility in the price of Pubco’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Pubco plans to operate, variations in performance across competitors, changes in laws and regulations affecting Pubco’s business and changes in the combined capital structure, (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, (xi) the impact of the global COVID-19 pandemic, (xii) the enforceability of Gett’s intellectual property, including its trademarks, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (xiii) the ability of Gett to protect the intellectual property and confidential information of its customers, (xvi) the risk of downturns in the ground transportation industry, (xiv) unexpected costs, charges, or expenses resulting from the proposed business combination, (xv) evolving legal, regulatory and tax regimes, (xvi) the possibility that Gett or Pubco may be adversely affected by other economic, business and/or competitive factors, (xvii) actions by third parties, including government agencies, and (xviii) other risks and uncertainties described in Rosecliff’s registration statement on Form S-1 (File No. 333-252478), which was originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 27, 2021 (the “Form S-1”), and its subsequent Quarterly Reports on Form 10-Q. The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Form S-1, Quarterly Reports on Form 10-Q, the Registration Statement (as defined below), the proxy statement/prospectus contained therein, and the other documents filed by Rosecliff or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of Rosecliff, Gett and Pubco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. None of Rosecliff, Gett or Pubco gives any assurance that they will achieve their respective expectations.

Additional Information and Where to Find It

In connection with the proposed business combination, Pubco will file a registration statement on Form F-4 (the “Registration Statement”) with the SEC, which will include a preliminary proxy statement to be distributed in connection with Rosecliff’s solicitation of proxies for the vote by Rosecliff’s stockholders with respect to the proposed business combination as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Rosecliff stockholders and Gett shareholders in connection with the proposed business combination. After the Registration Statement has been filed and declared effective, Rosecliff will mail a definitive proxy statement, when available, to its stockholders. The Registration Statement will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Rosecliff’s stockholders in connection with the proposed business combination. Rosecliff and Pubco will also file other documents regarding the proposed business combination with the SEC. This document does not contain all the information that should be considered concerning the proposed business combination. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Before making any voting decision, investors and security holders of Rosecliff and Gett are urged to read the Registration Statement, the proxy statement/prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Rosecliff and/or Pubco may file with the SEC in connection with the proposed business combination.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by the parties may be obtained free of charge from Rosecliff’s website at www.rosecliffspac.com or by written request to Rosecliff at Rosecliff Acquisition Corp I, 767 5th Avenue, 34th Floor, New York, New York 10153.

Participants in Solicitation

Rosecliff, Pubco, Gett and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Rosecliff’s stockholders in connection with the proposed business combination. Information about Rosecliff’s directors and executive officers and their ownership of Rosecliff’s securities is set forth in Rosecliff’s filings with the SEC. To the extent that holdings of Rosecliff’s securities have changed since the amounts printed in the Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the proxy statement/prospectus regarding the proposed business combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Contacts

For Gett Inc.:

Investors:

Gett-IR@icrinc.com

Media:

Gett-PR@icrinc.com

For Rosecliff Acquisition Corp.:

contact@rosecliffspac.com